Contract No. 31050000

No-Notice Storage and Transportation Delivery Service Agreement
Rate Schedule NNT-1

between

Colorado Interstate Gas Company

and

Public Service Company of Colorado

Dated: October 1, 2001

Contract No. 31050000

No-Notice Storage and Transportation Delivery Service Agreement
Rate Schedule NNT-1

The Parties identified below, in consideration of their mutual promises, agree as follows:

1.	Transporter: COLORADO INTERSTATE GAS COMPANY

2.	Shipper: PUBLIC SERVICE COMPANY OF COLORADO

3.	Applicable Tariff: Transporter’s FERC Gas Tariff, First Revised Volume No. 1, as the same may be amended or superseded from time to time (“the Tariff”).

4.	Changes in Rates and Terms: Transporter shall have the right to propose to the FERC changes in its rates and terms of service, and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper’s right to protest the same.

5.	Transportation Service: Transportation Service at and between Point of Withdrawal and Primary Point(s) of Delivery shall be on a firm basis. Delivery of quantities at Secondary Point(s) shall be in accordance with the Tariff.

6.	Delivery: Transporter agrees to transport and deliver Delivery Quantities to Shipper (or for Shipper’s account) at the Point(s) of Delivery identified in the attached Exhibit “A.” Minimum and Maximum delivery pressures, as applicable, are listed on Exhibit “A.”

7.	Rates and Surcharges: As set forth in Exhibit “B.” For example, Transporter and Shipper may agree that a specified discount rate will apply: (a) only to certain specified firm service entitlements under this Agreement; (b) only if specified quantity levels are actually achieved under this Agreement (with higher rates, charges, and fees applicable to all quantities above those levels, or to all quantities under the Agreement if the specified levels are not achieved); (c) only to production reserves committed by the Shipper; (d) only during specified time periods; (e) only to specified Point(s) of Receipt, Point(s) of Delivery, mainline area segments, supply areas, Transportation routes, or defined geographical areas under the associated Transportation Agreement; or (f) in a specified relationship to the quantities actually Delivered (i.e., that the rates shall be adjusted in a specified relationship to quantities actually Delivered); provided, however, that any such discounted rates set forth above shall be between the minimum and maximum rates applicable to the service provided under this Agreement.

In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rates so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates that had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

8.	For the period October 1, 2001 through Aprf 30, 2007:

Maximum Delivery Quantity (“MDQ”):	637,144 Dth per Day
Maximum Available Capacity (“MAC”):	20,712,888 Dth
Maximum Daily Injection Quantity (“MDIQ”):	203,691 Dth per Day
Maximum Daily Withdrawal Quantity (“MDWQ”):	637,144 Dth per Day

1

Contract No. 31050000

All storage entitlements as stated herein (“MAC”, “MDIQ”, and “MDWQ”) are based on an Average Thermal Content of Gas in Storage of 1,000 Btu per cubic foot. The Available Daily Injection Quantity (“ADIQ”), Available Daily Withdrawal Quantity (“ADWQ”), and storage entitlements shall be subject to the General Terms and Conditions of the Tariff and stated on Transporter’s Electronic Bulletin Board.

9.	Negotiated Rate Agreement: No

10.	Term of Agreement:	Beginning:	October 1, 2001
		Extending through:	April 30, 2007

11.	Notices, Statements, and Bills:

To Shipper:
Invoices for Transportation:
Public Service Company of Colorado
1099 18th Street, Suite 3000
Denver, Colorado 80202
Attention: Vivian Ruth

All Notices:
Public Service Company of Colorado
1099 18th Street, Suite 3000
Denver, Colorado 80202
Attention: Kurt Haeger

To Transporter:
See Notices, Payments, Nominations, and Points of Contact sheets in the Tariff.

12.	Supersedes and cancels prior Agreement: When this agreement becomes effective, it shall supersede and cancel the following agreement between the Parties: The No-Notice Storage and Transportation Delivery Service Agreement between Transporter and Shipper dated April 1, 1999, and referred to as Transporter’s Agreement No. 31026000E.

13.	Adjustments to Rate Schedule NNT-1 and/or General Terms and Conditions: N/A

14.	Incorporation by Reference: This Agreement in all respects shall be subject to the provisions of Rate Schedule NNT-1 and to the applicable provisions of the General Terms and Conditions of the Tariff as filed with, and made effective by, the FERC as same may change from time to time (and as they may be amended pursuant to Section 12 of the Agreement).

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

Transporter:		Shipper:

COLORADO INTERSTATE GAS COMPANY		PUBLIC SERVICE COMPANY OF COLORADO

By:	/s/ THOMAS L. PRICE	By:	/s/ PAUL J. BONAVIA

	Thomas L. Price Vice President	Name:	Paul J. Bonavia

Approved
By:	[ILLEGIBLE]	Title:	Vice President

Legal Dept.

Accepted and agreed to this		Accepted and agreed to this day of

11	day of	March	,	2002.	day of	,	2002.

2

Contract No. 31050000

Exhibit “A”

No-Notice Storage and Transportation Delivery Service Agreement
between

Colorado Interstate Gas Company
and
Public Service Company of Colorado

Dated: October 1, 2001

1.	Shipper’s Maximum Delivery Quantity (“MDQ”): 637,144 Dth per Day

2.	Shipper’s Maximum Available Capacity (“MAC”): 20,712,888 Dth

3.	Shipper’s Maximum Daily Injection Quantity (“MDIQ”): 203,691 Dth per Day

4.	Shipper’s Maximum Daily Withdrawal Quantity (“MDWQ”): 637,144 Dth per Day

		Primary Point(s) of
Primary Point(s) of		Delivery Quantity	Minimum Delivery	Maximum Delivery
Delivery (Note 1)	Effective Dates	(Dth per Day) (Note A)	Pressure (p.s.i.g.)	Pressure (p.s.i.g.)

Brush Group	10/01/01 - 4/30/07	4,000

Corral Gulch	10/01/01 - 4/30/07	0		700

East Denver Group	10/01/01 - 4/30/07	534,864

Ft. Lupton	10/01/01 - 4/30/07	68,280		350

Greeley Group	10/01/01 - 4/30/07	0

Little Horse	10/01/01 - 4/30/07	0		700

Lodgepole	10/01/01 - 4/30/07	0		753

Pueblo Group	10/01/01 - 4/30/07	30,000

NOTES:

(A)	Attached below is a table entitled “Primary Points of Delivery” that details the individual Primary Point(s) of Delivery, Points of Delivery Quantity, and delivery pressures. Shipper shall have the right to take Delivery of quantities up to the group aggregate limit listed above at any point within the group subject to the lesser of the Primary Point of Delivery Quantity or the meter capacity.

Primary Point(s) of Delivery

		Primary Point(s) of
Primary Point(s) of		Delivery Quantity	Minimum Delivery	Maximum Delivery
Delivery (Note 1)	Effective Dates	(Dth per Day) (Note 2)	Pressure (p.s.i.g.)	Pressure (p.s.i.g.)

Ft. Lupton	10/01/01 - 4/30/07	68,280		350

EAST DENVER GROUP:

Arapahoe Hills	10/01/01 - 4/30/07	156		LP

East Denver	10/01/01 - 4/30/07	482,040		250

East Quincy	10/01/01 - 4/30/07	48,464	280

First Creek (Note 3)	10/01/01 - 4/30/07	0		920

Green Valley (Note 3)	10/01/01 - 4/30/07	0	200

Contract No. 31050000

		Primary Point(s) of
Primary Point(s) of		Delivery Quantity	Minimum Delivery	Maximum Delivery
Delivery (Note 1)	Effective Dates	(Dth per Day) (Note 2)	Pressure (p.s.i.g.)	Pressure (p.s.i.g.)

Grimm	10/01/01 - 4/30/07	0	200

Hidden Village	10/01/01 - 4/30/07	521		LP

Inspiration Point	10/01/01 - 4/30/07	106	(Note 4)

Mesa	10/01/01 - 4/30/07	0	275

Schaeffer-Weeks	10/01/01 - 4/30/07	2,948	200

Second Creek (Note 3)	10/01/01 - 4/30/07	1,424	400

Whispering Pines	10/01/01 - 4/30/07	270,805	(Note 5)	650

PUEBLO GROUP:

Air Base	10/01/01 - 4/30/07	1,559		100

B.F. Goodrich	10/01/01 - 4/30/07	159	100

Colorado Fire Clay Co.	10/01/01 - 4/30/07	256		LP

Comanche Power Plant	10/01/01 - 4/30/07	147	200

Dave Fountain Tap	10/01/01 - 4/30/07	64		LP

Devine	10/01/01 - 4/30/07	962		150

Hendrick Tap	10/01/01 - 4/30/07	90		LP

Pinon	10/01/01 - 4/30/07	39		LP

Pueblo County Poor Farm	10/01/01 - 4/30/07	1,689		150

Pueblo North	10/01/01 - 4/30/07	21,310		150

Pueblo South (Note 6)	10/01/01 - 4/30/07	43,790		225

Pueblo West	10/01/01 - 4/30/07	4,158		275

Vineland	10/01/01 - 4/30/07	650		100

Welton Ditch Company	10/01/01 - 4/30/07	127		LP

BRUSH GROUP (Note 3):

3T Cattle Company	10/01/01 - 4/30/07	407		LP

Adena School	10/01/01 - 4/30/07	135		90

Brush	10/01/01 - 4/30/07	4,741		125

Engineer Station 543+17	10/01/01 - 4/30/07	83		50	(7)

Fort Morgan Country Club	10/01/01 - 4/30/07	272		150

Front Range Airport	10/01/01 - 4/30/07	653		LP

John Yager Tap	10/01/01 - 4/30/07	135		LP

Knox Tap	10/01/01 - 4/30/07	83		90

Log Lane	10/01/01 - 4/30/07	1,361		90

Ruebel Tap	10/01/01 - 4/30/07	967		LP

Tom Cooper	10/01/01 - 4/30/07	163		LP

Wiggins/Roundup	10/01/01 - 4/30/07	0	600

Contract No. 31050000

NOTES:

(1)	Information regarding Point(s) of Receipt and Point(s) of Delivery, including legal descriptions, measuring Parties, and interconnecting Parties, shall be posted on Transporter’s Electronic Bulletin Board. Transporter shall update such information from time to time to include additions, deletions, or any other revisions deemed appropriate by Transporter.

(2)	The sum of the Delivery Quantities at Point(s) of Delivery shall be equal to or less than Shipper’s MDQ.

(3)	The gas delivered at this Point of Delivery shall be equal to an input factor (heating value divided by the square root of the specific gravity) of 1,319, plus or minus 6 percent, unless otherwise agreed to by Shipper and Transporter.

(4)	Inspiration Point maximum pressure is line pressure not less than 350 p.s.i.g. in November, December, January, and February; not less than 325 p.s.i.g. in September, October, March, and April; and not less than 260 p.s.i.g. in May, June, July, and August.

(5)	Whispering Pines delivery pressure shall not exceed 650, but shall be not less than 350 in November, December, January, and February; not less than 325 in September, October, March, and April; and not less than 260 in May, June, July, and August.

(6)	Deliveries at Transporter’s South Pueblo Point of Delivery shall be measured at Transporter’s South Pueblo measurement station, and delivery shall be at the terminus of Transporter’s pipeline located at Shipper’s regulator station at the intersection of U.S. Highway 50 and Santa Fe Drive. Delivery pressure shall be determined at the point of measurement.

(7)	Shipper may take gas at this Point of Delivery at pressures up to 90 p.s.i.g. when Transporter has such pressure available.

Contract No. 31050000

Exhibit “B”

No-Notice Storage and Transportation Delivery Service Agreement
between
Colorado Interstate Gas Company
and
Public Service Company of Colorado

Dated: October 1, 2001

Commodity
	Injection Rate	Fuel Reimbursement	Surcharges

Storage Injection	(Note 1)	(Note 2)	(Note 3)

	R1 Reservation	Commodity
Primary Point(s) of Delivery	Rate	Delivery Rate	Term of Rate	Surcharges

As listed on Exhibit “A”	(Note 1)	(Note 1)	10/01/01 - 4/30/07	(Note 3)

NOTES:

(1)	Unless otherwise agreed by the Parties in writing, the rates for service hereunder shall be Transporter’s maximum rates for service under Rate Schedule NNT-1 or other superseding Rate Schedule, as such rates may be changed from time to time.

(2)	Fuel Reimbursement shall be as stated on Transporter’s Schedule of Surcharges and Fees in the Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.

(3)	Applicable Surcharges:
All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in the Tariff, as such surcharges may be changed from time to time.

Gas Quality Control Surcharge: The Gas Quality Control Reservation Rate and commodity rate shall be assessed pursuant to Article 20 of the General Terms and Conditions as set forth in the Tariff.

GRI: The GRI Surcharge shall be assessed pursuant to Article 18 of the General Terms and Conditions as set forth in the Tariff.

Order No. 636 Transition Cost Mechanism: Surcharge(s) shall be assessed pursuant to Article 21 of the General Terms and Conditions as set forth in the Tariff.

ACA: The ACA Surcharge shall be assessed pursuant to Article 19 of the General Terms and Conditions as set forth in the Tariff.

B-1